EXECUTION

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of July, 2007, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller” or “Lehman Holdings”) and SUNTRUST MORTGAGE, INC., a Virginia corporation (the “Servicer”), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company (“Aurora”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association as trustee (the “Trustee”) under the Trust Agreement defined below, recites and provides as follows:

RECITALS

WHEREAS, the Servicer currently services mortgage loans (the “Mortgage Loans”) owned by Lehman Brothers Bank, FSB (“Lehman Brothers Bank”) pursuant to (i) a Flow Purchase, Warranties and Servicing Agreement between Lehman Brothers Bank, as the Purchaser, and the Servicer, as the Company, dated as of March 1, 2005 (for Conventional Residential Fixed and Adjustable Rate First and Second Lien Mortgage Loans, Group No. 2005-FLOW) (hereinafter, the “Underlying FPWSA”), as amended by that certain Amendment Reg AB dated as of December 20, 2005 (the “Amendment Reg AB”) and Amendment No. 2 dated as of July 1, 2007 (“Amendment No. 2”, and together with the Amendment Reg AB and the Underlying FPWSA, the “FPWSA”) and annexed hereto as Exhibit B and (ii) a Master Servicing Agreement by and between Centre Capital Group and Crestar dated as of February 1, 2000 (the “Crestar Servicing Agreement”).

WHEREAS, to facilitate this reconstitution, the Seller and the Servicer desire that the servicing of the Mortgage Loans identified on Exhibit E hereto, which mortgage loans are currently serviced under the Crestar Servicing Agreement or the FPWSA, will be governed by the terms of the FPWSA, as modified by the terms of this Agreement.

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of July 1, 2007 (the “Assignment and Assumption Agreement”) and annexed hereto as Exhibit C, Lehman Brothers Bank has assigned all of its rights, title and interest in the Mortgage Loans to the Seller, and the Seller has accepted such assignment.

WHEREAS, the Seller has conveyed the Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”) pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2007 (the “Mortgage Loan Sale and Assignment Agreement”), and SASCO in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement dated as of July 1, 2007 (the “Trust Agreement”), among the Trustee, Aurora Loan Services LLC, as master servicer (together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”) and SASCO, as depositor.

WHEREAS, the Seller desires that the Servicer service all of the Mortgage Loans pursuant to the FPWSA, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, the Seller and the Servicer agree that the provisions of the FPWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Custodianship. The parties hereto acknowledge that each of LaSalle Bank National Association, and U.S. Bank National Association will act as a custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated as of July 1, 2007, between each such custodian and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the FPWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the FPWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 5.05 and Section 6.01 of the FPWSA, the remittance on August 20, 2007 to the Trust Fund is to include principal due after July 1, 2007 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period, exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 6.01 of the FPWSA.

5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LMT 2007-7 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the FPWSA as to the Mortgage Loans to enforce the obligations of the Servicer under the FPWSA and the term “Purchaser” as used in the FPWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the FPWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of the Seller under the FPWSA and in connection with the performance of the Master Servicer’s duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

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6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 4.01 of the FPWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee on behalf of the Trust Fund shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention: Michele Olds
Telephone: (720) 945-4657
Facsimile: (720) 945-3968

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

The Bank of New York
New York, New York
ABA#: 021-000-018
Account Name: Aurora Loan Services LLC,
Master Servicing Payment Clearing Account
Account Number: 8900620730

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Beneficiary: Aurora Loan Services LLC
For further credit to: LMT 2007-7

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association
One Federal Street
3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance - LMT 2007-7
Telephone: (617) 603-6409
Facsimile: (617) 603-6638

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: Mortgage Finance, LMT 2007-7
Telephone: (212) 526-7000
Facsimile: (212) 526-8950

All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

SunTrust Mortgage, Inc.
1001 Semmes Avenue, 2nd Floor
Richmond, Virginia 23224
Attn: Vice President - Investor Services
Telephone: (804) 291-0262
Facsimile: (804) 291-0950

With a copy to:

SunTrust Mortgage, Inc.
901 Semmes Avenue, MTG-1705
Richmond, Virginia 23224
Attn: Counsel - Capital Markets

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

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Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Authorized Signatory

SUNTRUST MORTGAGE, INC.,
as Servicer

By:/s/ Donald W. Courtney
Name: Donald W. Courtney
Title: Vice President

Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer

By: /s/ Michele Olds
Name: Michele Olds
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:/s/ David Duclos
Name: David Duclos
Title: Vice President

EXHIBIT A

Modifications to the FPWSA

1.
Unless otherwise specified herein, any provisions of the FPWSA relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitutions, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the FPWSA and all references to such exhibits shall also be disregarded, and any references in the language inserted or substituted in the FPWSA pursuant to the provisions hereof to any exhibit shall be deemed to be references to the corresponding exhibit to this Agreement. Any capitalized terms used in the language inserted or substituted in the FPWSA pursuant to the provisions hereof and not otherwise defined in such inserted or substituted language or in the FPWSA shall have the meaning given to such terms in this Agreement, and any references in such inserted or substituted language to “this Agreement” shall be deemed to be references to this Agreement.

2.	The definition of “Accepted Servicing Practices” in Article I is hereby amended in its entirety to read as follows:

“Accepted Servicing Practices”: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with all applicable state, federal and local laws; provided, further, that, unless otherwise specified in this Agreement, such mortgage servicing practices shall be undertaken in accordance with the provisions of the Fannie Mae Guides.

3.	The definition of “Business Day” in Article I is hereby amended in its entirety to read as follows:

“Business Day”: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York, the State of Maryland, the State of Colorado and the State of Minnesota are authorized or obligated by law or executive order to be closed.

4.	The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

“Custodial Agreement”: Each such Custodial Agreement dated July 1, 2007, between each of LaSalle Bank National Association and U.S. Bank National Association, each as custodian, and the Trustee.

5.	The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

“Custodian”: Each of LaSalle Bank National Association and U.S. Bank National Association.

6.	The definition of “Eligible Investments” in Article I is hereby amended in its entirety to read as follows:

“Eligible Investments”: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi) a Qualified GIC;

(vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates and has a short-term rating of at least “A-1” or its equivalent by each Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

7.	The definition of “GNMA” in Article I is hereby added to Article I to immediately follow the definition of “Freddie Mac”:

“GNMA”: The Government National Mortgage Association, or any successor thereto.

8.	The definition of “Monthly Advance” in Article I is hereby amended in its entirety to read as follows:

“Monthly Advance”: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any BPO and any other information or reports obtained by the Servicer which may support such determinations.

9.	The definition of “Mortgage Loan” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan”: An individual servicing retained Mortgage Loan which has been sold by the Seller to SASCO and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan Documents, any periodic reports required by this Agreement with respect to such Mortgage Loan, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

10.	The definition of “Mortgage Loan Schedule” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan Schedule”: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were sold by the Seller to SASCO, which Mortgage Loan Schedule is attached as Exhibit E to this Agreement.

11.	The definition of “Prepayment Interest Shortfall Amount” in Article I is hereby amended in its entirety to read as follows:

Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12.	The definition of “Qualified Depository” in Article I is hereby amended in its entirety to read as follows:

“Qualified Depository”: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by Standard & Poor’s if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA-“ by Standard & Poor’s if the deposits are to be held in the account for more than 30 days; provided, that following a downgrade, withdrawal or suspension of such institution’s ratings below such ratings set forth above, each account shall promptly (and in any case within not more than 60 calendar days) be transferred to accounts which have the required ratings, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank; provided, that following a downgrade, withdrawal or suspension of such institution’s short-term rating below “A-2”, each account shall promptly (and in any case not more than 30 calendar days) be transferred to accounts that have the required ratings.

13.	The definition of “Qualified GIC” is hereby added to Article I to immediately follow the definition of “Qualified Depository”, to read as follows:

“Qualified GIC”: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d) provide that the Servicer’s interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

(e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

14.	The definition of “Servicing Fee” in Article I is hereby amended in its entirety to read as follows:

“Servicing Fee”: An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

15.	The parties acknowledge that the third paragraph of Section 2.03 (Custodial Agreement; Delivery of Documents) shall be inapplicable to this Agreement.

16.	The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

17.
Section 4.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby.”

18.	Section 4.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

19.	Section 4.01(g) (No Litigation Pending) is hereby amended by adding the words “or any Subservicer” after each instance of the words “the Company.”

20.	Section 4.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement.”

21.
Section 4.01 (i) (Selection Process), Section 4.01 (j) (Pool Characteristics), Section 4.01 (l) (Sale Treatment), Section 4.01 (n) (No Broker’s Fees’) and Section 4.01 (o) (Origination) shall be inapplicable to this Agreement.

22.
Section 4.04 (Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC) is hereby amended by adding the following sentence at the end of the first paragraph of Subsection (d) thereof:

Notwithstanding the foregoing, no Opinion of Counsel shall be required for any modification of a Mortgage Loan pursuant to Section 5.01.

23.	Section 5.01 (Company to Act as Servicer) is hereby amended as follows:

(i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund on an aggregate basis; provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of such modification, the Company shall calculate the Monthly Payment for such Mortgage Loan based on the modified terms of such Mortgage Loan and shall only be required to make Monthly Advances pursuant to section 6.03 to the extent of such new Monthly Payment.

(ii) by adding the following to the end of the second paragraph of such section:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

(iii) by adding the following to the end of the penultimate sentence of the second paragraph of such section:

provided, that, upon full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge.

24.	Section 5.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a)
the words “SunTrust Mortgage, Inc., in trust for Lehman Brothers Bank, purchaser of Conventional Residential Mortgage Loans, Group No. 2005-FLOW and various Mortgagors” in the first sentence of the first paragraph shall be replaced by:

“SunTrust Mortgage, Inc., in trust for U.S. Bank National Association, as Trustee for the LMT 2007-7 Trust Fund”.

(b)	by adding the words “ No later than 30 days after the Closing Date,” to the beginning of the last sentence of the first paragraph of such section.

25.	Section 5.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

Servicer’s right thereto shall be prior to the rights of the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

26.	Section 5.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

(a)
the words “SunTrust Mortgage, Inc., in trust for Lehman Brothers Bank, purchaser of Conventional Residential Mortgage Loans, Group No. 2005-FLOW and various Mortgagors” in the first sentence of the first paragraph shall be replaced by:

“SunTrust Mortgage, Inc., in trust for U.S. Bank National Association, as Trustee for the LMT 2007-7 Trust Fund”.

(b)	by adding the words “ No later than 30 days after the Closing Date,” to the beginning of the last sentence of the first paragraph of such section.

27.	Section 5.09 (Protection of Accounts) is hereby amended by adding the following to the end of the first paragraph:

The Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account no later than 30 days after any such transfer is made and deliver to the Master Servicer a certification notice in the form of Exhibit D-1, D-2, E-1 or E-2, as applicable, with respect to such Qualified Depository.

28.
Section 5.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to “one year” in the seventh line of the second paragraph thereof with “three years” and (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust Fund REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the Trustee and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust Fund REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iii) deleting the first sentence of the third paragraph thereof, (iv) replacing the words “one year” and “sentence” with “three years” and “paragraph”, respectively, in the seventh line of the third paragraph thereof, and (v) replacing the word “advances” in the fourth line of the sixth paragraph thereof with “Monthly Advances.”

29.	Section 5.19 (Notification of Adjustments) shall be inapplicable to this Agreement.

30.	Section 6.01 (Remittances) is hereby amended as follows:

(i) by replacing the word “second” with “first” in the second paragraph thereof:

(ii) by adding the following after the second paragraph of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

The Bank of New York
New York, New York
ABA#: 021-000-018
Account Name: Aurora Loan Services LLC,
Master Servicing Payment Clearing Account
Account Number: 8900620730
Beneficiary: Aurora Loan Services LLC
For further credit to: LMT 2007-7

31.	Section 6.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Section 6.02 Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in a format mutually agreed to between the Servicer and the Master Servicer similar to the format set forth in Exhibit F-1 hereto and a monthly defaulted loan report in a format mutually agreed to between the Servicer and the Master Servicer similar to the format set forth in Exhibit F-2 hereto relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

The Servicer shall promptly notify the Securities Administrator, the Master Servicer and the Depositor (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit L to this Agreement.

If so requested by the Securities Administrator, the Master Servicer or the Depositor on any date following the date on which information was first provided to the Trustee and the Depositor pursuant to the preceding sentence, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 2(b)(i) of Amendment Reg AB or, if such a representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

The Servicer shall provide to the Securities Administrator, the Master Servicer and the Depositor prompt notice of the occurrence of any of the following: any event of default under the terms of this Agreement, any merger, consolidation or sale of substantially all of the assets of the Servicer, the Servicer’s engagement of any Subservicer, Subcontractor or vendor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement, any material litigation involving the Servicer, and any affiliation or other significant relationship between the Servicer and other transaction parties, as such transaction parties are identified by the Depositor in writing to the Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall provide to the Securities Administrator, the Master Servicer and the Depositor notice of the occurrence of any material modifications, extensions or waivers of terms, fees, penalties or payments relating to the Mortgage Loans during the related Due Period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB) along with all information, data, and materials related thereto as may be required to be included in the related Distribution Report on Form 10-D.

32.	Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

The Servicer shall indemnify Lehman Brothers Holdings Inc., the Trust Fund, the Trustee, the Depositor and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify Lehman Brothers Holdings Inc., the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 9.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Servicer.

33.	Section 10.01 (Events of Default) is hereby amended by:

(a)	changing any reference to “Purchaser” to “Master Servicer”

(b)	amending and restating clause (vii) in its entirety to read as follows:

the Servicer at any time is not either a Fannie Mae or Freddie Mac approved seller/servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval;

(c)	adding the words “within the applicable cure period” after the word “remedied” in the second line of the second paragraph; and

(d)	deleting the word “or” at the end of subclause (ix);

(e)	adding subclauses (xi) and (xii) as follows:

(xi)
any failure by the Servicer to duly perform, within the required time period, its obligations to provide any certifications under Sections 2(d) and (e) of Amendment Reg AB, which failure continues unremedied for a period of ten (10) days; or

(xii)
any failure by the Servicer to duly perform, within the required time period, its obligations to provide any other information, data or materials required to be provided hereunder, including any items required to be included in any Exchange Act report.

34.	Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Trustee.”

35.	Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)
the exercise of the Master Servicer’s right pursuant to Section 10.01 to terminate this Agreement upon an Event of Default, provided such termination is also acceptable to the Trustee and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

36.	The first paragraph of Section 11.02 (Termination Without Cause) is hereby amended by replacing all other references to “Purchaser” with “Lehman Brothers Holdings Inc.”

37.	Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings Inc., the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 4.01 and 4.02 and the remedies available to the Trust Fund under Section 4.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver within three (3) Business Days of the appointment of a successor Servicer the funds in the Custodial Account and Escrow Account and all collateral files, credit files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

38.
Section 12.02 (Amendment) is hereby amended by replacing the words “by the Company and the Purchaser by written agreement signed by the Company and the Purchaser” with “by written agreement by the Servicer and Lehman Brothers Holdings Inc., with the written consent of the Master Servicer and the Trustee.”

39.	Sections 12.03 (Closing) and 12.04 (Closing Documents) shall be inapplicable to this Agreement.

40.	Section 12.06 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

41.	Section 12.12 (Assignment by Purchaser) is hereby deleted in its entirety and replaced with the following:

Acknowledgement. The Servicer hereby acknowledges that the rights of Lehman Brothers Holdings Inc. under the FPWSA, as amended by this Agreement, will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be an assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.12 of the FPWSA and will constitute an assignment and assumption of the rights of Lehman Brothers Holdings Inc. under the FPWSA to SASCO and the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

42.	Section 12.13 (No Personal Solicitation) is hereby amended by replacing the words “the Purchaser” with “Lehman Brothers Holdings Inc.” in each instance.

43.
Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

44.	Amendment to Amendment Reg AB. The Amendment Reg AB is hereby amended as follows:

(a) Section 2(a) (Intent of the Parties; Reasonableness) is hereby amended as follows:

(i)
The first paragraph of such subsection is amended by (1) replacing the words “the Purchaser and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” and (2) by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer;” and

(ii)
The second paragraph of such subsection is amended by (1) replacing the words “Neither the Purchaser nor any Depositor” with “None of the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer,” (2) by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance, (3) by replacing the words “the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer to deliver to such party (including any of its assignees or designees),” and (4) by replacing the words “the Purchaser or such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer.”

(b) Section 2(b) (Additional Representations and Warranties of the Company) is hereby amended as follows:

(i)	by replacing the words “the Purchaser and to any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(ii)	by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(iii)	by replacing the words “the Purchaser or such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance; and

(iv)	by replacing the words “by the related Depositor” with “by the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance.

(v)	Section 2(b)(i)(vii) is hereby deleted in its entirety and replaced with the following:

there are no affiliations, relationships or transactions of a type described in Item 1119 of Regulation AB relating to the Company, any Subservicer or any Third-Party Originator with respect to any party specifically identified on Exhibit F attached hereto

(c) Section 2(c) (Information to Be Provided by the Company) is hereby amended as follows:

(i)	by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(ii)	by replacing the words “the Purchaser and such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(iii)	by replacing the words “the Purchaser and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(iv)	by replacing the words “the Purchaser or Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(v)	by replacing the words “the Purchaser or the Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance; and

(vi)	by replacing the words “the Purchaser or such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance.

(vii)	Section 2(c)(i)(D) is hereby deleted in its entirety and replaced with the following:

a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer, as applicable, and any party specifically identified on Exhibit F attached hereto

(d) Section 2(d) (Servicer Compliance Statement) is hereby amended as follows:

(i)	by replacing the words “2007” with “2008” in each instance;

(ii)	by replacing the words “the Purchaser and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(iii)	by replacing the words “the Purchaser and such Depositor” with “the Trust Fund, the Depositor, the Trustee the Securities Administrator and the Master Servicer” in each instance; and

(iv)	by adding the phrase “in the form of Exhibit I attached hereto” immediately following the phrase “statement of compliance” in the third sentence.

(e) Section 2(e) (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

(i)	by replacing the words “2007” with “2008” in each instance;

(ii)
the first paragraph after subparagraph (D) of such section is hereby amended by (1) replacing the words “Neither the Purchaser nor any Depositor” with “None of the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” and (2) replacing the words “unless a Depositor” with “unless such party;”

(iii)	by replacing the words “each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto” with “all of the Servicing Criteria specified on Exhibit B hereto;”

(iv)	by replacing the words “the Purchaser and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(v)	by replacing the words “the Purchaser and such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance;

(vi)	by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance; and

(vii)
by replacing the words “the Purchaser, any Depositor and any other Person” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator, the Master Servicer and any other Person” in each instance.

(f) Section 2(f) (Use of Subservicers and Subcontractors) is hereby amended as follows:

(i)	by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(ii)	by replacing the words “the Purchaser and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance; and

(iii)	by replacing the words “the Purchaser and such Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance.

(g) Section 2(g) (Indemnification; Remedies) is hereby amended as follows:

(i)
subparagraph (i) of such section is hereby amended by (1) replacing the words “the Purchaser, each affiliate of the Purchaser” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator, the Master Servicer,” (2) deleting the words “or of the Depositor” in its entirety and (3) deleting the words “and of the Depositor” in its entirety;

(ii)
subparagraph (ii)(B) of such section is hereby amended by deleting the phrase “which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered” and replacing it with the phrase “which continues unremedied after the expiration of the grace period specified in such section;”

(iii)
subparagraph (ii)(C) of such section is hereby amended by (1) replacing the words “the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer,” (2) replacing the words “the Purchaser (or such designee) or such Depositor” with “such party” in each instance and (3) by replacing the words “the Purchaser or any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(iv)	by replacing the words “the Purchaser, any Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance;

(v)	by replacing the words “the Purchaser or Depositor” with “the Trust Fund, the Depositor, the Trustee, the Securities Administrator or the Master Servicer” in each instance; and

(vi)	by replacing the words “Neither the Purchaser nor any Depositor” with “None of the Trust Fund, the Depositor, the Trustee, the Securities Administrator and the Master Servicer” in each instance.

(h) All references in the Amendment Reg AB to Exhibit A shall be deemed to be references to Exhibit G attached hereto.

(i) Exhibit F attached hereto is hereby added to Amendment Reg AB as Exhibit F thereto.

(j) Exhibit H attached hereto is hereby added to Amendment Reg AB as Exhibit I thereto.

EXHIBIT B

Flow Purchase, Warranties and Servicing Agreement

B-1

EXHIBIT C

Assignment and Assumption Agreement

C-1

Exhibit D-1

STANDARD LAYOUT

FIELD NAME	DESCRIPTION	FORMAT
INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

D-1-1

EXHIBIT D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field	Format			Data Description
% of MI coverage	NUMBER(6,5)			The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)			Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)			Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)			The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)			Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)			Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)			Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)			Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)			Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)			Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2)	7= Chapter 7 filed 12= Chapter 12 filed	11= Chapter 11 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	VARCHAR2(2)	Y=Active Bankruptcy	N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)			The court assigned case number of the bankruptcy filed by a party with interest in the property.

D-2-1

MI claim amount paid	NUMBER(15,2)			The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)			Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)			Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)			Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)			Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)			Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)			Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)			Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2)	Y= 90+ delinq. Not in FC, Bky or Loss mit	N=Less than 90 days delinquent	Servicer defined indicator that identifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2)	Y=Active foreclosure	N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)
Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

D-2-2

Foreclosure attorney referral date	DATE(MM/DD/YYYY)			Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)			Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)			Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)			Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)			Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)
Number that is assigned individually to the loan by either HUD or VA at the time of origination. The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)			Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)			Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2)	1=FHA Residential 3=Conventional w/o PMI 5=FHA Project 7=HUD 235/265 9=Farm Loan S=Sub prime	2=VA Residentia 4=Commercial 6=Conventional w/PMI 8=Daily Simple Interest Loan U=Unknown	Type of loan being serviced generally defined by the existence of certain types of insurance (i.e.: FHA, VA, conventional insured, conventional uninsured, SBA, etc.).
Loss mit approval date	DATE(MM/DD/YYYY)			The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.

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Loss mit flag	VARCHAR2(2)	Y= Active loss mitigation	N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing a loss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)			The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2)	L= Loss Mitigation NP=Pending non-performing sale DI= Deed in lieu MO=Modification SH=Short sale	LT=Litigation pending CH= Charge off FB= Forbearance plan PC=Partial claim VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)			Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)			Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Date that the loss mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)			A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)			The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1)	O=Owner occupied U=Unknown	T=Tenant occupied V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancy date/ Occupancy status date	DATE(MM/DD/YYYY)			The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)			Amount of the contractual obligations (i.e.: note and mortgage/deed of trust).

D-2-4

Original value amount	NUMBER(10,2)			Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)			Date that the contractual obligations (i.e.: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)			Actual date that funds were received from HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)			The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2)	1= Excellent 3=Average 5=Poor	2=Good 4=Fair 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type	VARCHAR2(2) 3=Condo 6=Prefabricated 7=Mobile home A=Church O=Co-op CT=Condotel	1=Single family 4=Multifamily B=Commercial U=Unknown P=PUD M=Manufactured housing MU=Mixed use	2=Town house 5=Other C=Land only D=Farm R=Row house 24= 2-4 family	Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default	VARCHAR2(3)
001=Death of principal mtgr
003=Illness of mtgr's family member
004=Death of mtgr's family member
006=Curtailment of income
008=Abandonment of property
011=Property problem
013=Inability to rent property
015=Other
017=Business failure
022=Energy-Environment costs
026= Payment adjustment
029=Transfer ownership pending
031=Unable to contact borrower

002=Illness of principal mtgr
005=Marital difficulties
007=Excessive obligations
009=Distant employee transfer
012=Inability to sell property
014=Military service
016=Unemployment
019=Casualty loss
023= Servicing problems
027=Payment dispute
030=Fraud
INC=Incarceration
Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)			The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.

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REO list price adjustment amount	NUMBER(15,2)			The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)			The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)			The value of the property without making any repairs as determined by the vendor/property management company.
REO actual closing date	DATE(MM/DD/YYYY)			The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7)	Y=Active REO	N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)			The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)			The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)			The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)			Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)			The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)			Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15)	BPO= Broker's Price Opinion	Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)			The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay next due date	DATE(MM/DD/YYYY)			The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.

D-2-6

Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forbearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only).
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	U.S. postal zip code that corresponds to property location.

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FNMA Delinquency status code	VARCHAR2(3) 24=Drug seizure 28=Modification 31=Probate 44=Deed-in-lieu 62=VA no-bid 65=Ch. 7 bankruptcy	09=Forbearance 26=Refinance 29=Charge-off 32=Military indulgence 49=Assignment 63=VA Refund 66=Ch. 11 bankruptcy	17=Preforeclosure sale 27=Assumption 30=Third-party sale 43=Foreclosure 61=Second lien considerations 64=VA Buydown 67=Ch. 13 bankruptcy	The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan (i.e.: 65, 67, 43 or 44).
FNMA delinquency reason code	VARCHAR2(3)
001=Death of principal mtgr
003=Illness of mtgr's family member
005=Marital difficulties
007=Excessive obligations
009=Distant employee transfer
012=Inability to sell property
014=Military service
016=Unemployment
019=Casualty loss
023= Servicing problems
027=Payment dispute
030=Fraud
INC=Incarceration

002=Illness of principal mtgr
004=Death of mtgr's family member
006=Curtailment of income
008=Abandonment of property
011=Property problem
013=Inability to rent property
015=Other
017=Business failure
022=Energy-Environment costs
026= Payment adjustment
029=Transfer ownership pending
031=Unable to contact borrower
The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)			Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)			Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)			Unique number assigned to a group of loans in the servicing system.

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EXHIBIT E

Schedule of Mortgage Loans

[To be retained in a separate file titled “LMT 2007-7 Mortgage Loan Schedules” at the Washington, DC offices of McKee Nelson LLP]

E-1

EXHIBIT F

TRANSACTION PARTIES

Trustee:  U.S. Bank National Association

Securities Administrator: N/A

Master Servicer:  Aurora Loan Services LLC

Credit Risk Manager: N/A

PMI Insurer(s): N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: N/A

Servicer(s): Aurora Loan Services LLC, Colonial Savings, F.A., GreenPoint Mortgage Funding, Inc., IndyMac Bank, F.S.B., Midwest Loan Services, Inc., National City Mortgage Co., SunTrust Mortgage, Inc., and Wells Fargo Bank, N.A.

Primary Originator(s): GreenPoint Mortgage Funding, Inc., National City Mortgage Co., Lehman Brothers Bank, FSB and SunTrust Mortgage, Inc.

Custodian(s): Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller:  Lehman Brothers Holdings, Inc.

F-1

EXHIBIT G

FORM OF ANNUAL CERTIFICATION

Re:  The Flow Purchase, Warranties and Servicing Agreement between Lehman Brothers Bank, as the Purchaser, and SunTrust Mortgage Inc., as the Company, dated as of March 1, 2005, as amended by that certain Amendment Reg AB dated as of December 20, 2005 (the “Agreement”).

I, ________________________________, the _____________________ of SunTrust Mortgage Inc., certify to the Depositor, the Master Servicer, the Trust Fund, the Securities Administrator and the Trustee, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)  I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor, the Master Servicer, the Trust Fund, the Securities Administrator and the Trustee pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)  Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)  Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer, the Trust Fund, the Securities Administrator and the Trustee;

(4)  I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)  The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor, the Master Servicer, the Trust Fund, the Securities Administrator and the Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer, the Trust Fund, the Securities Administrator and the Trustee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

G-1

Date:

SUNTRUST MORTGAGE INC.

By:
Name:
Title:

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EXHIBIT H

FORM OF ANNUAL OFFICER’S CERTIFICATE

Via Overnight Delivery

[DATE]

To:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention: Michele Olds, Master Servicing
(LMT 2007-7)

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

U.S. Bank National Association
One Federal Street
3rd Floor
Boston, Massachusetts 02110
Attention: Structured Finance - LMT 2007-7

RE:
Annual officer’s certificate delivered pursuant to the Flow Purchase, Warranties and Servicing Agreement, dated as of October 1, 2005 (the “Agreement”), by and among Lehman Brothers Bank, FSB (“LBB”), as purchaser, and SunTrust Mortgage, Inc., as seller and as servicer, as amended by that certain Amendment Reg AB dated as of December 20, 2005, relating to the issuance of the Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-7

[_______], the undersigned, a duly authorized [_______] of [the Servicer][Name of Subservicer], does hereby certify the following for the [calendar year][identify other period] ending on December 31, 20[__]:

1.	A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.

2.
To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the Depositor and the Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

H-1

Certified By:

______________________________
Name:
Title:

H-2